UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2025

Westlake Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WLK	The New York Stock Exchange
1.625% Senior Notes due 2029	WLK 29	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On December 12, 2025, Westlake Corporation (the “Company”) approved a plan to cease operation of certain of the Company’s North American chlorovinyl production facilities, including (i) its polyvinyl chloride (“PVC”) plant at the Aberdeen, Mississippi site, which has an annual capacity of approximately 1 billion pounds of suspension PVC, (ii) its vinyl chloride monomer (“VCM”) plant at the Lake Charles, Louisiana North site, which has an annual capacity of approximately 910 million pounds of VCM, and (iii) one of its diaphragm chlor-alkali units at the Lake Charles, Louisiana South site, which has an annual capacity of approximately 825 million pounds of chlorine and 910 million pounds of caustic soda. The Company plans to continue supplying customers with PVC, VCM and chlor-alkali products from its seven other North American chlorovinyl facilities. Following the closures, the Company expects to have aggregate annual production capacity of approximately (i) 5,520 million pounds of suspension PVC globally, including 4,900 million pounds in North America, (ii) 7,630 million pounds of VCM globally, including 6,050 million pounds in North America, and (iii) 6,680 million pounds of chlorine and 7,510 million pounds of caustic soda globally, including 5,410 million pounds of chlorine and 6,100 million pounds of caustic soda in North America.

On December 12, 2025, the Company also approved a plan to cease operation of its styrene production plant located at the Lake Charles, Louisiana site, which has an annual production capacity of approximately 570 million pounds of styrene.

On December 15, 2025, the Company notified the affected employees at each of the facilities of the Company’s plan. Cessation of operations at the affected facilities is expected to take place in December 2025. The closures of the facilities are expected to result in a workforce reduction of approximately 295 employees. The Company expects it will incur total pre-tax costs of approximately $415 million related to the closures of the facilities consisting of noncash accelerated depreciation, amortization, and asset write-off charges of approximately $357 million, employee severance and separation costs of approximately $25 million, and other plant shut down costs of approximately $33 million.

The Company expects to recognize a substantial portion of the non-cash accelerated depreciation, amortization, and asset write-off charges, employee severance and separation costs, and other plant shut down costs in the fourth quarter of 2025, although cash outflows are expected over several years through the completion of the anticipated closures.

Given that the Company is in the early stages of the process, the amount and timing of some of these expected costs are uncertain. The Company will amend this Current Report on Form 8-K or disclose in another periodic filing with the Securities and Exchange Commission (“SEC”), if appropriate, the amount of any other related charges or costs, once they are determinable.

Item 7.01.	Regulation FD Disclosure.

On December 15, 2025, the Company issued a press release and posted a slide presentation on its website to provide supplemental information regarding the Company’s plan to close the facilities and an update to its Performance & Essential Materials operating segment (“PEM”) profitability improvement plan. Copies of the press release and the slide presentation are furnished with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

The Company is holding a conference call on December 15, 2025 to discuss the planned facility closures and to provide updates on its PEM profitability improvement plan and its financial performance during the fourth quarter of 2025. Information about the call can be found in the press release furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts, including statements regarding the timing of the anticipated cessation of certain operations at the Aberdeen, Mississippi; Lake Charles, Louisiana North; Lake Charles, Louisiana South; and Lake Charles, Louisiana Styrene sites, the anticipated effects of such closures on production capacity, the estimated pre-tax costs and expected cash outflows associated with a closure of such facilities and other effects of an anticipated closure, are forward-looking statements within the meaning of the U.S. securities laws. These forward-looking statements are subject to significant risks and uncertainties, many of which are beyond the Company’s control. Actual results could differ materially, based on factors including, but not limited to, the ultimate cost of closure of such facilities, the outcome of consultations with unions and other risks and uncertainties. For more detailed information about the factors that could cause actual results to differ materially, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 25, 2025, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which was filed with the SEC on October 31, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Westlake Corporation on December 15, 2025.

99.2	Investor slide presentation dated December 15, 2025.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CORPORATION

Date:	December 15, 2025	By:	/s/ L. Benjamin Ederington
L. Benjamin Ederington Executive Vice President, Legal and External Affairs